BLACKROCK VALUE OPPORTUNITIES FUND, INC.

(the “Fund”)

Supplement dated July 31, 2017 to the

Summary Prospectus, the Prospectus and the Statement of Additional Information

of the Fund, each dated July 28, 2017, as amended or supplemented to date

The joint special meeting of shareholders of the Fund and interestholders (referred to herein as “shareholders”) of Master Value Opportunities LLC (the “Master LLC”) scheduled for July 31, 2017 (the “Meeting”) has been adjourned to August 23, 2017 as a result of there not being a quorum of Fund shareholders present in person or by proxy at the Meeting. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in the Master LLC. The Meeting had been called for (i) shareholders of each of the Fund and the Master LLC to approve a change in the investment objective of the Fund and the Master LLC, respectively, and to make the investment objective a non-fundamental policy of each of the Fund and the Master LLC that may be changed by the Board of Directors of the Fund (the “Fund Board”) and the Board of Directors of the Master LLC (the “Master Board,” and together with the Fund Board, the “Boards”), respectively, without shareholder approval upon prior notice to shareholders, (ii) shareholders of the Fund and the Master LLC to approve the amendment or elimination of certain of the Fund’s and the Master LLC’s respective fundamental investment restrictions and (iii) shareholders of the Fund to provide voting instructions to the Fund to vote for the proposals applicable to the Master LLC (collectively, the “Proposals”).

On July 27, 2017, each Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of the investment objective Proposal, the relevant Board agrees to not change the proposed investment objective of the Fund or the Master LLC, as applicable, in the future without obtaining the “vote of a majority of the outstanding voting securities” of the Fund or the Master LLC, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund or the Master LLC, as applicable, present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund or the Master LLC, as applicable (a “1940 Act Majority”). In addition, each Board agrees not to change the Policy without a 1940 Act Majority vote. The adoption of the Policy will preserve the Fund’s and the Master LLC’s shareholders’ right to vote on any future investment objective change.

If the Proposals are approved by shareholders, changes are expected to become effective as soon as practicable.

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Shareholders should retain this Supplement for future reference.

PR2SAI-VO-0717SUP2